================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2005

                   INFINITY PROPERTY AND CASUALTY CORPORATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Ohio                        000-50167               03-0483872
      ---------------            ---------------------        -------------
      (State or other            (Commission File No.)        (IRS Employer
      jurisdiction of                                         Identification
      incorporation)                                              No. )

                3700 Colonnade Parkway, Birmingham, Alabama 35243
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (205) 870-4000
            --------------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 3, 2005, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1  Press release dated May 3, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INFINITY PROPERTY AND CASUALTY
                                          CORPORATION

Date: May 3, 2005                         By:    /s/ Samuel J. Simon
                                                 -----------------------------
                                          Name:  Samuel J. Simon
                                          Title: Senior Vice President,
                                                 General Counsel and Secretary